Contract liabilities (non-current and current)	12 Months Ended
Dec. 31, 2021
Contract Liabilities [Abstract]
Contract liabilities (non-current and current)

22 Contract liabilities (non-current and current)

Contract liabilities as at December 31, 2021 and 2020 consist of the following:

	31/12/21	31/12/20
Advance payments from customers	19,206	14,318
Deferred income from licensing of Natuzzi’s trademarks	6,343	6,726
Deferred revenue for Natuzzi Display System	2,178	2,613
Deferred revenue for Service-Type Warranty	475	526
Total contract liabilities	28,202	24,183
Less current portion	(20,797)	(16,150)
Non-current portion	7,405	8,033

“Advance payments from customers” are related to considerations received by the Group upon sale of the Group’s products, and before their delivery to end customers.

“Deferred income from licensing Natuzzi’s trademarks” refers to the deferral of revenue deriving from licensing Natuzzi’s Trademarks, to the former subsidiary Natuzzi Trading Shanghai, as part of the transaction with Kuka previously described in note 11. Such revenue, in the amount of 6,343 (net of the elimination of intercompany profit on the transaction), has been deferred over the useful life (20 years) of the licensed trademarks.

“Deferred revenue for Natuzzi Display System” refers to the deferral of revenue deriving from the sale of store fittings to retailers, which are used to set up their stores (“Natuzzi Display System” – NDS). Such revenue is recognised over time based on the length of the distribution contract signed with the retailer (usually five years).

“Deferred revenue for Service-Type Warranty” refers to the deferral of revenue deriving from the sale of a service-type warranty to end customers, which is recognised over time based on the contractual length of the insurance period (five years).

The amount of revenue recognised for the years ended December 31, 2021, 2020 and 2019 that was included in the opening contract liabilities balance amounts to 16,150, 14,014 and 12,165, respectively.